UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 7, 2006

Piedmont Natural Gas Company, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

North Carolina	1-6196	56-0556998
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4720 Piedmont Row Drive, Charlotte, North Carolina		28210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	704-364-3120

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On June 7, 2006, Piedmont Natural Gas issued a press release to report financial results for the second quarter ended April 30, 2006. A copy of the press release is attached as an exhibit to this Form 8-K.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c) On June 7, 2006, the Board of Directors elected Jose M. Simon, age 53, to the position of Vice President and Controller effective July 1, 2006. Mr. Simon currently serves as Director Public Affairs at Virginia Natural Gas, Inc., and was elected to that position in June 2003. From September 2002 to June 2003, Mr. Simon was Manager, Region. Prior to September 2002, Mr. Simon was Manager, Customer Field Services. The Board also elected Robert O. Pritchard, age 53, to the position of Vice President, Treasurer and Chief Risk Officer effective July 1, 2006. Mr. Pritchard currently serves as Treasurer and was elected to that position in February 2003. Prior to February 2003, Mr. Pritchard was Director - Corporate Planning. A copy of the press release reporting the elections is attached as an exhibit to this Form 8-K.

(d) On June 7, 2006, the Board of Directors elected Vicki H. Wilson-McElreath to the Board of Directors effective July 1, 2006. Mrs. Wilson-McElreath was appointed to serve on the Audit Committee and Benefits Committee until the next Annual Meeting of the Board of Directors. A copy of the press release reporting this election is attached as an exhibit to this Form 8-K.

On June 7, 2006, the Board of Directors elected E. James Burton to the Board of Directors effective July 1, 2006. Dr. Burton was appointed to serve on the Audit Committee and Finance Committee until the next Annual Meeting of the Board of Directors. A copy of the press release reporting this election is attached as an exhibit to this Form 8-K.

Item 8.01 Other Events.

On June 7, 2006, Piedmont Natural Gas issued a press release to report the declaration of a cash dividend on common stock of 24 cents per share payable July 14, 2006, to holders of record on June 22, 2006. A copy of the press release reporting this declaration is attached as an exhibit to this Form 8-K.

The press release noted in Item 2.02 above also reaffirmed fiscal year 2006 earnings guidance of $1.20 to $1.35 per diluted share.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Press Release - Piedmont Natural Gas Reports Second Quarter Results

99.2 Press Release - Piedmont Natural Gas Announces Management Changes

99.3 Press release - Piedmont Natural Gas Elects Vicki H. Wilson-McElreath to the Board of Directors

99.4 Press release - Piedmont Natural Gas Elects E. James Burton to the Board of Directors

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Piedmont Natural Gas Company, Inc.

June 8, 2006	By:	/s/ Barry L. Guy

Name: Barry L. Guy
Title: Vice President and Controller (Principal Accounting Officer)

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Exhibit Index

Exhibit No.	Description

99.1	Piedmont Natural Gas Reports Second Quarter Results
99.2	Piedmont Natural Gas Announces Management Changes
99.3	Piedmont Natural Gas Elects Vicki H. Wilson-McElreath to the Board of Directors
99.4	Piedmont Natural Gas Elects E. James Burton to the Board of Directors